CONFORMED COPY

                                28 SEPTEMBER 2001

                        GRANITE FINANCE FUNDING LIMITED

                                     -and-

                      MOURANT & CO. CAPITAL (SPV) LIMITED
                         as Corporate Services Provider



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                           AMENDMENT AND RESTATEMENT

                                 relating to a

                     CORPORATE SERVICES PROVIDER AGREEMENT

                              dated 26 March 2001

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


THIS AMENDMENT AND RESTATEMENT is made on 28 September 2001

BETWEEN:

(1) GRANITE FINANCE FUNDING LIMITED, a company incorporated under the laws of Jersey, registered number 79308, whose registered office is at 22 Grenville Street, St. Helier, Jersey JE4 8TB, Channel Islands (Company); and

(2) MOURANT & CO. CAPITAL (SPV) LIMITED, a company incorporated under the laws of England and Wales, registered number 4092438, whose registered office is at 4th Floor, 35 New Bridge Street, London EC4V 6BW (Corporate Services Provider).

WHEREAS:

(A) The Corporate Services Provider has agreed to provide corporate services to the Company on the terms and subject to the conditions contained in the Corporate Services Provider Agreement dated 26 March 2001 (the Corporate Services Provider Agreement).

(B) The parties now wish to amend and restate the Corporate Services Provider Agreement pursuant to the provisions set out herein.

(C) With effect from the date hereof, the provisions of the Corporate Services Provider Agreement and this Amendment and Restatement shall be read and construed as one document.

      NOW IT IS HEREBY AGREED as follows:

1.    INTERPRETATION

1.1. The master Definitions Schedule signed for the purposes of identification by Brown & Wood and Clifford Chance Limited Liability Partnership on 26 March 2001 (as the same may be amended, varied or supplemented from time to time with the consent of the parties hereto) is expressly and specifically incorporated into this Amendment and Restatement and (to the extent necessary) these presents, and accordingly, the expressions defined in the Master Definitions Schedule (as so amended, varied or supplemented) shall, except where the context otherwise requires and save where otherwise defined herein, have the same meanings in these presents, including the recitals hereto and these presents shall be construed in accordance with the interpretation provisions set out in Clause 2 (Interpretation and Construction) of the Master Definitions Schedule.

1.2. The Corporate Services Provider Agreement as amended and restated pursuant hereto shall be referred to herein as the Amended and Restated Agreement.


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


1.3. As used in the Corporate Services Provider Agreement and as amended and restated by this Deed of Amendment and Restatement, the terms "CORPORATE SERVICES PROVIDER AGREEMENT", "THIS CORPORATE SERVICES PROVIDER AGREEMENT", "AGREEMENT", "THIS AGREEMENT", "HEREIN", "HEREINAFTER", "HEREOF", "HERETO" and other words of similar import shall mean or refer to the Amended and Restated Corporate Services Provider Agreement, unless the context otherwise specifically requires.

2.    AMENDMENTS TO THE CORPORATE SERVICES PROVIDER AGREEMENT

      Upon execution of this Amendment and Restatement by the parties hereto, the Corporate Services Provider Agreement shall be and hereby is amended and restated in the form of Appendix I hereto.

3.    COUNTERPARTS

      This Deed of Amendment and Restatement may be executed in any number of counterparts, and has the same effect as if the signatures on the counterparts were on a single copy of this Deed of Amendment and Restatement.

4.    GOVERNING LAW

      This Amendment and Restatement is governed by, and shall be construed in accordance with, the laws of Jersey.


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


                                 EXECUTION PAGE

IN WITNESS WHEREOF THIS AMENDMENT AND RESTATEMENT HAS BEEN EXECUTED BY THE PARTIES HERETO AND ENTERED INTO THE DAY AND YEAR FIRST ABOVE WRITTEN.



SIGNED BY J.C. WALKER

For and on behalf of
Granite Finance Funding Limited



SIGNED BY NIGEL C. BRADLEY

For and on behalf of
Mourant & Co. Capital (SPV) Limited


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


                                   APPENDIX I

           AMENDED AND RESTATED CORPORATE SERVICE PROVIDER AGREEMENT

                               28 SEPTEMBER 2001


                        GRANITE FINANCE FUNDING LIMITED


                                      AND


                      MOURANT & CO. CAPITAL (SPV) LIMITED)



             ======================================================

                      FIRST AMENDED AND RESTATED CORPORATE
                          SERVICES PROVIDER AGREEMENT
             DATED 28 SEPTEMBER, 2001 WHICH AMENDS AND RESTATES THE
              CORPORATE SERVICES PROVIDER AGREEMENT DATED 26 MARCH
                                      2001

             ======================================================




                                     [LOGO]
                             MOURANT DU FEU & JEUNE

                   ADVOCATES, SOLICITORS AND NOTARIES PUBLIC
   PO Box 87, 22 Grenville Street, St. Helier, Jersey JE4 8PX, Channel Islands
                      Tel: 01534 609000 Fax: 01534 609333


(C) Mourant du Feu & Jeune

THIS AGREEMENT is made the 28 day of September 2001 and amends and restates the Corporate Services Provider Agreement dated 26 March 2001.

BETWEEN

(1) GRANITE FINANCE FUNDING LIMITED, a company incorporated under the laws of Jersey, registered number 79308, whose registered office is at 22 Grenville Street, St. Helier, Jersey JE4 8TB, Channel Islands (COMPANY); and

(2) MOURANT & CO. CAPITAL (SPV) LIMITED, a company incorporated under the laws of England and Wales, registered number 4092438, whose registered office is at 4th Floor, 35 New Bridge Street, London EC4V 6BW (CORPORATE SERVICES PROVIDER).

WHEREAS

(A) The Company has executed a Mortgages Trust Deed dated 26 March 2001 (as amended, varied or supplemented from time to time) between itself, Northern Rock plc as Seller and Beneficiary (SELLER) and Granite Finance Trustee Limited as Trustee (TRUSTEE) (MORTGAGES TRUST DEED), whereby the Trustee undertakes to hold the benefit of all the Trust Property (as defined in the Mortgages Trust Deed) from time to time transferred to it or acquired by it from Northern Rock plc upon trust for the Seller and the Company in accordance with the terms of the Mortgages Trust Deed.

(B) In order to fund its Contributions from time to time to the Mortgages Trustee for the Funding Share of the Trust Property, the Company shall from time to time enter into Intercompany Loan Agreements.

(C) The Company has requested the Corporate Services Provider to provide administrative and secretarial services to the Company upon the terms set out in this Agreement in order to carry out its obligations under the Transaction Documents. The Corporate Services Provider is willing to provide such services to the Company upon such terms.

NOW IT IS HEREBY AGREED as follows:

1.    INTERPRETATION

      1.1. Terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Articles of Association of the Company as in full force from time to time (hereinafter the ARTICLES OF ASSOCIATION).

      1.2. Words importing the singular shall include the plural and the masculine gender shall include the feminine and the neuter and vice versa in each case and words importing persons shall include bodies of persons whether corporate or unincorporated.

      1.3. The Master Definitions Schedule signed for the purposes of identification by Brown & Wood and Clifford Chance Limited Liability Partnership on 26 March 2001 (as the same may be amended, varied or supplemented from time to time with the consent of the parties hereto) is expressly and specifically incorporated into this Agreement and, accordingly, the expressions defined in


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


            the Master Definitions Schedule (as amended, varied or supplemented) shall, except where the context otherwise requires and save where otherwise defined herein, have the same meanings in this Agreement and in the Recitals hereto, and this Agreement shall be construed in accordance with the interpretation provisions set out in Clause 2 (Interpretation and Construction) of that Master Definitions Schedule.

      1.4.  The headings in this Agreement do not affect its interpretation.

      1.5. References to "clauses" (unless otherwise specified) are references to clauses of this Agreement.

      1.6. References to any Agreement shall be construed as a reference to such Agreement as the same may be, or may from time to time have been amended, modified, supplemented or restated.

      1.7.  '(pound)' and 'sterling' denote lawful currency of the United
            Kingdom.

2.    ADMINISTRATIVE SERVICES

      The Corporate Services Provider shall provide the following services (the SERVICES) in England and shall arrange for the Services (where indicated below) to be provided by its sister company, Mourant & Co. Limited in
      Jersey:

      2.1 a registered office in Jersey and administrative office in England for the Company;

      2.2 the services of two individuals who will accept the office as Directors of the Company;

      2.3 the services of a secretary to the Company to perform all the duties properly required of a secretary by the directors of the Company and the Companies (Jersey) Law 1991 (the LAW);

      2.4 the arrangement of meetings of directors and shareholders of the Company in England and the preparation of minutes of such meetings;

      2.5 the arrangement of annual meetings and any other meetings of the shareholders of the Company;

      2.6 the maintenance of the statutory books of the Company and any other books and records required by law or ordinarily required by a Jersey company and the preparation and issue of share certificates;

      2.7 the preparation and submission of annual returns of the Company and procuring that the Company pays the fee required to be paid to the Jersey authorities in connection therewith;

      2.8 the preparation and submission of any other documents required by law to be prepared or filed by the Company;


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


      2.9 the provision of book keeping services and preparation of the Company's accounts based upon the Finance Trustees Ledgers as maintained by the Cash Manager, the quarterly management accounts maintained by the Cash Manager and the records maintained by the Administrator;

      2.10 the instruction of the Company's auditors to prepare the annual audited financial statements;

      2.11 the safekeeping of the common seal of the Company and arranging for sealing of documents as authorised by the directors of the Company.

      2.12 obtaining exempt status for the Company under the provisions of the Income Tax (Jersey) Law 1961, as amended and procuring that the Company pays the fee required to be paid to the Comptroller of Income Tax in order to obtain such status;

      2.13 the provision (if necessary) of nominees to hold the issued shares of the Company; and

      2.14 the execution of all such agreements, documents and undertakings as shall be necessary in connection with the Business of the Company if so authorised by valid resolution of the Board of Directors of the Company;

      2.15 the acceptance of service of process and any other documents or notices to be served on the Company.

3.    THE CORPORATE SERVICE PROVIDER'S DUTIES

      3.1 The Corporate Service Provider shall at all time (subject to Clause 5 hereof) act in accordance with all reasonable and proper directions, orders and instructions given by the Board of Directors of the Company.

      3.2 The Corporate Service Provider shall not knowingly do or knowingly omit to do anything which would constitute a breach of any provisions of the Articles of Association of the Company or of any legally binding restrictions applying to the Company. This includes but is not limited to any legally binding restrictions applying to the Company as a consequence of its being a party to the Transaction Documents.

4.    TRANSACTION ACCOUNTS AND GIC ACCOUNTS

      4.1 The Company confirms that the Funding Bank Accounts have been, or, as the case may be, will be established and that mandates in accordance with the Bank Account Agreement and the relevant Funding (Issuer) Bank Account Agreement, as applicable, have been, or as the case may be, will delivered to the Account Bank immediately following the execution of this Agreement and that as at the date of this Agreement none of the Accounts are overdrawn.


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


      4.2 The Company will operate the Funding Bank Accounts and the Funding GIC Accounts in accordance with the terms of the Funding Transaction Documents, as applicable. The Corporate Services Provider shall (subject to clause 5 hereof) only give instructions on behalf of the Company to the Account Bank for the deposit, withdrawal or transfer of funds in accordance with information provided by the Cash Manager from time to time pursuant to the Cash Management Agreement.

      4.3 The Corporate Service Provider shall be entitled to rely upon the information provided by the Cash Manager and it shall be no part of its duties to make enquiry as to the accuracy or completeness of that information.

5.    ENFORCEMENT NOTICE

      5.1 The Company shall notify the Corporate Services Provider of the receipt of an Enforcement Notice.

      5.2 In the event that the Corporate Service Provider has received notification pursuant to Clause 5.1 hereof, the Corporate Services Provider shall act only in accordance with the directions of the Security Trustee.

6.    STATUTORY ACCOUNTS

      6.1 The Corporate Services Provider shall, subject to all applicable laws, provide all information and access to books and records as the Auditors may reasonably require for the purpose auditing the annual accounts of the Company;

      6.2 The Corporate Services Provider shall, in conjunction with the Auditors and subject to the provision of any necessary information by the Cash Manager, assist in the preparation of the profit and loss account, balance sheet and directors' report and any other report or information required by law to be attached to them or incorporated in them for the Company in respect of each accounting reference period. Subject to the approval of the Company, the Corporate Service Provider shall procure, so far as it is able to do so, that the Auditors shall make a report thereon as required by law;

      6.3 The Corporate Services Provider shall arrange for the Cash Manager and the Security Trustee to receive such copies of the audited accounts as shall be required by the Transaction Documents within 120 days of the end of each accounting reference period. It shall also send copies of the audited accounts to such other parties as either the Cash Manager or the Security Trustee shall request;

      6.4 The Corporate Services Provider shall take all reasonable steps to procure that, within 120 days of the end of each accounting reference period, the Auditors provide to the Cash Manager for submission to the Financial Services Authority, the London Stock Exchange plc, the Jersey Registrar of Companies, S&P, Moody's and Fitch a copy of the Auditors' report.


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


7.    DATA PROTECTION AND CONSUMER CREDIT

      The Company confirms that it has applied for registration under the Data Protection Act 1998 and obtained a licence under the Consumer Credit Act 1974 in the United Kingdom. The Corporate Services Provider will use its best endeavours to procure that the Company maintains such registrations and that the Company obtains and maintains all necessary registrations, licences and authorities required to enable the Company to perform its obligations under the Transaction Documents.

8.    DESIGNATED RESOURCES - DESIGNATED CSP STAFF

      8.1 The Corporate Service Provider shall procure that from the Initial Closing Date until the Final Redemption (the CSP STAFF PERIOD), three full time employees of its sister company Mourant & Co. Limited in Jersey (the DESIGNATED CSP STAFF, each employee being a DESIGNATED SCP STAFF MEMBER) are available on a non-exclusive and part time basis to the Company in Jersey.

      8.2 On the Initial Closing Date, the initial Designated CSP Staff Members are expected to be: Richard Gough; Shelagh Thornhill and Annette Cunningham. The Corporate Services Provider may designate an alternative individual or individuals to be a Designated CSP Staff Member, PROVIDED THAT if the Corporate Services Provider becomes aware of any notice of termination of the contract of employment given or received from a Designated CSP Staff Member, the Corporate Services Provider will promptly notify the Security Trustee and shall ensure that an alternative individual is designated as a replacement Designated CSP Staff Member AND PROVIDED THAT at all times the Designated CSP Staff are resident in Jersey.

      8.3 This Agreement is a contract for services and is not intended to constitute and nothing in this Agreement shall have the effect of constituting any relationship of employer and employee between the Company, (as employer), and the Designated CSP Staff Members (as employee). Notwithstanding the designation of the Designated CSP Staff as available on a non-exclusive basis to provide Services, the Designated CSP Staff will not, at any time, be under the control or management of the Company. None of the Designated CSP Staff will be employed by the Corporate Services Provider (or such other company as the Corporate Services Provider may designate for this purpose) exclusively to perform the Services.

      8.4 This Agreement is not intended to an nothing in this Agreement shall have the effect of constituting a Designated CSP Staff Member as agent of the Company. No Designated CSP Staff member shall have the authority or right to contract on behalf of the Company or to bind it in any way in relation to third parties, save as specifically authorised by the Company from time to time or, as applicable, where the Designated CSP Staff Member is acting solely in his capacity as a director of the Company and has been duly authorised in that


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


            regard by the board of directors of the Company. Nothing in this Agreement shall constitute a partnership or joint venture between the parties.

      8.5 For the avoidance of doubt, the Corporate Services Provider may at its discretion, and shall where necessary, use other persons in the performance of the Services where needed in supplement to, or substitution of the Designated CSP Staff PROVIDED THAT such persons are resident in Jersey.

9.    DESIGNATED RESOURCES - OFFICE SPACE

      9.1 The Corporate Services Provider agrees to arrange for its sister company Mourant & Co. Limited in Jersey to designate a specific area (the DESIGNATED OFFICE SPACE) within the premises of the Mourant & Co. Limited in Jersey as the office from which the Designated CSP Staff may perform the Services, and where the Corporate Services Provider may (but is not required to) store files, records and correspondence referred to in Clause 10 below.

      9.2 The Designated Office Space will not be used exclusively by Mourant & Co. Limited in Jersey to provide the Services.

      9.3 The Corporate Services Provider and Mourant & Co. Limited in Jersey may provide services to other companies managed and administered by the Corporate Services Provider and/or Mourant & Co. Limited from the Designated Office Space.

      9.4 Mourant & Co. Limited in Jersey will retain possession and control of the Designated office Space and the Company will not have possession or control of either;

            (a)   the Designated Office Space itself; or

            (b)   any means of access thereto or egress therefrom; or

            (c)   any plant or substance in the Designated Office Space; or

            (d)   any equipment or files in the Designated Office Space.

            For the avoidance of doubt, nothing in this Agreement shall be taken as granting a lease, licence or other interest in the Designated Office Space which shall remain the property of Mourant & Co. Limited.

10.   DESIGNATED RESOURCES

      10.1 The Corporate Services Provider further agrees that it will arrange for its sister company Mourant & Co. Limited in Jersey to provide dedicated communication facilities to the Company, which facilities may include a separate telephone and telefax line and be (but shall not be required to be provided in the Designated office Space and which may be (but shall not be required to be) manned by the Designated CSP Staff.


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


      10.2 The Corporate Services Provider shall maintain files, records and correspondence relating to the Company and may do so, but shall not be required to do so, in the Designated Office Space.

11.   WARRANTIES AND UNDERTAKINGS OF THE CORPORATE SERVICES PROVIDER

      11.1  The Corporate Services Provider warrants to the Company:

            a) it is duly registered as a company limited by shares under English Law;

            b) it has power under its Memorandum and Articles of Association, and all necessary corporate authority has been obtained and action taken for it to sign and deliver and perform the transactions contemplated in this Agreement; and

            c) the signing and deliver of this Agreement does or will not contravene or constitute a default under, or cause to be exceeded any limitation on it or the powers of its directors, imposed by the contained in, (1) any law by which it or any of its assets is bound or affected, (2) its Memorandum and Articles of Association, or (3) any agreement to which it is a party or by which any of its assets is bound.

      11.2 The Corporate Services Provider undertakes generally to provide or procure such human and other resources as is appropriate to perform all the Services described in this Agreement to the appropriate standard.

12.   NON - PETITION AND LIMITED RECOURSE

      12.1 The Corporate Services Provider agrees that it will no initiate or join any person in initiating an Insolvency Event in relation to the Company so long as any sum is outstanding under any Intercompany Loan Agreement of any Issuer or for two years plus one day since the last day of which such sum was outstanding.

      12.2  In relation to Funding:

            (a) only the Security Trustee may enforce the security created in favour of the Security Trustee under the Funding Deed of Charge in accordance with the provisions thereof;

            (b) notwithstanding any other provision of this Agreement or any other Transaction Document, no sum owing to any part to this Agreement from or by Funding under this Agreement shall be payable by Funding (following enforcement of the Funding Security) the Security Trustee has realised sufficient funds from the Funding Security to pay such sum subject to and in accordance with the relevant Funding Priority Payments and provided that all liabilities of Funding required to be paid in priority thereto or pari passu therewith pursuant to such Funding


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


                  Priority of Payments have been paid, discharged and/or otherwise provided for in full; and

            (c) it shall not take any steps for the purpose of recovering any amount payable by Funding or enforcing rights arising out of this Agreement against Funding otherwise than in accordance with the Funding Deed of Charge.

13.   ASSIGNMENT

      Except with the consent of the Security Trustee, the Corporate Services Provider may not assign or transfer or purport to assign or transfer a right or obligation under this Agreement.

14.   INFORMATION AND DATA REGARDING THE COMPANY

      14.1 The Corporate Services Provider hereby agrees that all information and data held by it in respect of the Company on any computer system of the Corporate Services Provider is the sole property of the Company.

      14.2 The Corporate Services Provider agrees that all such information and data and all other information relating to the service provided under this Agreement shall be kept safely and treated as confidential. It shall not be disclosed to any third party, except with the prior written consent of the Company or except as may be required by law or by any regulatory authority. The Corporate Services Provider agrees to use the same solely for the purposes of this Agreement. The Agreement constituted by the terms of the Clause
            14.2 shall continue even after the termination of this Agreement.

      14.3 After termination of this Agreement the Corporate Services Provider shall deliver up to the Company, within 2 working days of the Company's request therefor, all such information and data, or, at the request of the Company destroy the same.

15.   REMUNERATION

      15.1 The Company shall remunerate the Corporate Service Provider in accordance with the fees set out in the Schedule hereto for the supply of services to the Company pursuant to this Agreement.

      15.2 In addition to the scale of fees, the Corporate Services Provider, its officers, employees, and any person to whom it has delegated its duties hereunder shall be entitled to reimbursement of all out of pocket expenses reasonably incurred by them in the proper performance of such services hereunder.

16.   INDEMNITY

      16.1 The Company shall at all times keep the Corporate Services Provider, its directors, officer, employees, agents and nominees fully and effectively indemnified and saved harmless against all actions, proceedings, claims,


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


            demands, damages, costs and other liabilities whatsoever arising out of the performance of its or their duties under this Agreement save only liabilities arising as a consequence of negligence, bad faith, fraud or wilful misconduct on the part of such persons. This indemnity shall continue after the termination of the duties of the Corporate Services Provider under this Agreement and the benefit shall extend to all directors, officers, employees, agents and nominees of the Corporate Services Provider from time to time and to the successors in title of the Corporate Services Provider.

      16.2 The Corporate Services Provider shall at all times keep the Company, its directors, officers, employees, agents and nominees fully and effectively indemnified and saved harmless against all actions, proceedings, claims, demands, damages, costs and other liabilities whatsoever arising out of any breach by the Corporate Services Provider in its duties under this Agreement or arising as a consequence of negligence, bad faith, fraud or wilful misconduct on the part of the Corporate Services Provider. This indemnity shall continue after the termination of the duties of the Corporate Services Provider under this Agreement and the benefit shall extend to all directors, officers, employees, agents and nominees of the Company from time to time and to the successors in title of the Company.

17.   LIABILITY OF THE CORPORATE SERVICES PROVIDER

      17.1 The Corporate Services Provider shall not be liable for any loss to the Company arising in consequence of the failure, depreciation or loss of any investments (of the Company) made in accordance with instructions and guidelines given by the Board of Directors of the Company except by reason of fraud, wilful misconduct or negligence of the part of the Corporate Services Provider.

      17.2 Without prejudice to the generality of clause 17.1 of this Agreement the Corporate Services Provider shall not incur any liability whatsoever arising from:

            (a) the negligence or fraud of any delegate or agent appointed or employed with the consent, or on the instructions of, the Board of Directors of the Company; or

            (b) anything done or omitted in conformity with any advice given or purporting to have been given by any agent appointed or employed in connection with the affairs of the Company with the consent of the Board of Directors of the Company.

18.   SCOPE OF OBLIGATIONS

      18.1 The Corporate Services Provider, its directors, officers, employees, agents and nominees shall not be obliged to act in any manner which may be contrary to law.


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


      18.2 The Corporate Services Provider shall not be required to take any legal action on behalf of the Company unless fully indemnified to its satisfaction.

      18.3 When deemed necessary for the proper performance of its administrative duties, the Corporate Services Provider may, on behalf of the Company seek legal, tax, financial, administrative or other advice as well as employ third parties to provide services.

      18.4 The Corporate Services Provider's obligations hereunder to procure that the Company make all payments required of it shall be subject to the availability of the Company's funds to do so and in no circumstances shall the Corporate Services Provider be required to make payments in connection with the Business of the Company out of its own funds.

19.   TERMINATION

      19.1 The appointment of the Corporate Services Provider hereunder shall terminate:

            (a) upon the expiration of 90 days notice in writing given by the Corporate Services Provider or by the Company and provided that a substitute administrator acceptable to the Company and (if applicable) the Financial Services Department of the States of Jersey Finance & Economics Committee or the Jersey Financial Services Commission (if require under any consent granted pursuant to the control of Borrowing (Jersey) Order 1958 as amended) has been appointed on terms substantially the same as those set out in the Agreement and that such appointment will be effective not later than the date of the termination.

            (b)   immediately if:

                  (i) an order has been made or a resolution has been passed to put the Corporate Services Provider into liquidation (except a voluntary liquidation for the purpose of reconstruction or amalgamation); or

                  (ii) the Corporate Services Provider has broken or is in breach of any of the Terms of this Agreement and shall not have remedied such breach within 30 days after services of notice requiring the same to be remedied; or

                  (iii) the Corporate Services Provider is declared en desastre or has committed any act or omission indicative of insolvency; or

                  (iv) the Corporate Services Provider ceases or threatens to cease to carry on its business or a substantial part of its business or stops payment or threatens to stop payment of its debts.

      19.2 Termination of the appointment of the Corporate Services Provider under this Clause shall be without prejudice to the rights of any party in respect of any


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


            antecedent claim against or breach of the terms of this Agreement by the Corporate Services Provider.

20.   NOTICES

      Notices to be given hereunder shall be delivered by hand or mailed to the address of the relevant party set out herein and where mailed shall be deemed to be duly given on the third day after the day of mailing.

21.   NO RESTRICTIONS

      Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Corporate Services Provider or any director, officer, employee or partner of any of its subsidiaries or its affiliates to engage in any other business or to devote his time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, nor to limit or restrict the right of the Corporate Services Provider or any of its subsidiaries or affiliates to engage in any other business or to render services of any kind of any other corporation, firm, individual or association.

22.   COUNTERPARTS

      The Agreement may be signed in several counterparts which, taken together, shall constitute one and the same Agreement.

23.   GOVERNING LAW

      This Agreement shall be governed and construed in accordance with the laws of Jersey.


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IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed this day and year first above written.


SIGNED by                            )

For and on behalf of                 )

GRANITE FINANCE FUNDING LIMITED



SIGNED by                            )

for and on behalf of                 )

MOURANT & CO. CAPITAL (SPV)          )
LIMITED


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                                    SCHEDULE

                 THE CORPORATE SERVICES PROVIDER'S REMUNERATION

The Corporate Services Provider's remuneration for the provision of the Services during the period that it acts as Corporate Services Provider of the Company on the terms of this Agreement will be subject to review on an annual basis from the date of the Corporate Services Provider's appointment and initially will be as follows:

SET-UP FEES

A one off set-up fee cost of (pound)2,000.

A one off set-up fee cost of (pound)1,000 per subsequent Issuer.

DIRECTORS FEES

A fixed annual fee of (pound)2,500 per annum.

MANAGEMENT FEES

A fixed annual management fee of (pound)2,000 per annum to include provision of registered office, company secretary, maintenance of the Company's statutory records, dealing with filing requirements, keeping the company in good standing and maintaining its exempt company status.

ADMINISTRATION AND PREPARATION OF ACCOUNTS

Fees calculated on a time spent basis in respect of the day to day administration of the Company's affairs and for the preparation of Financial Statements and the provision of accounting data to the auditors of the Company.

OTHER COSTS

Out of pocket expenses/disbursements incurred in the course of administration (including but not limited to the prescribed filing fee in relation to the Company's annual return and the annual exempt company charge payable by the Company pursuant to Article 123A of the Income Tax (Jersey) Law of 1961 (as amended)).


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                                    CONTENTS

CLAUSE                                                                   PAGE NO

1.  Interpretation ........................................................... 1

2.  Administrative Services .................................................. 2

3.  Corporate Service Provider's Duties ...................................... 3

4.  Transaction Accounts and GIC Accounts .................................... 3

5.  Enforcement Notice ....................................................... 4

6.  Statutory Accounts ....................................................... 4

7.  Data Protection and Consumer Credit ...................................... 5

8.  Designated Resources-Staff ............................................... 5

9.  Designated Resources-Office Space ........................................ 6

10. Designated Resources ..................................................... 6

11. Warranties and Undertakings .............................................. 7

12. Non-Petition and Limited Recourse ........................................ 7

13. Assignment ............................................................... 8

14. Information and Data ..................................................... 8

15. Remuneration ............................................................. 8

16. Indemnity ................................................................ 8

17. Liability and Corporate Services Provider ................................ 9

18. Scope of Obligations ..................................................... 9

19. Termination ..............................................................10

20. Notices ..................................................................11

21. No Restriction ...........................................................11

22. Counterparts .............................................................11

23. Governing Law ............................................................11

24. Schedule .................................................................13


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